GuideStone Funds Global Bond Fund	Institutional GGBEX
Investor GGBFX
Summary Prospectus
May 1, 2025
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at GuideStoneFunds.com/Fund-Literature. You can also get this information at no cost by calling 1-888-GS-FUNDS (1-888-473-8637) or by sending an e-mail request to info@guidestone.org. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated May 1, 2025, as may be amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective
The Global Bond Fund seeks to maximize total return through capital gains and current income while preserving principal value.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Global Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.47%	0.47%
Other expenses	0.11%	0.42%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.59%	0.90%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$60	$92
3 Years	$189	$287
5 Years	$329	$498
10 Years	$738	$1,108

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
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Principal Investment Strategies
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The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in a diversified portfolio of fixed income instruments of varying maturities and quality across different industries and sectors of the fixed income market.
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The Fund invests in globally diversified fixed income securities and rotates portfolio allocations among global sectors, including:
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Below-investment grade (i.e., high yield securities or junk bonds) and investment grade corporate securities located in the United States and in non-U.S. developed and emerging markets.
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Obligations issued or guaranteed by:
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The U.S. government, its agencies and instrumentalities, banks and corporations; and
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Foreign governments, banks and corporations of developed and emerging markets.
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Mortgage- and asset-backed securities.
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Contingent convertible securities.
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Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country or countries where it generates operating income. A single issuer’s geographic exposure, therefore, may be divided between countries, including between the United States and multiple other countries. The Fund will allocate its assets among no less than three countries. In addition, the Fund will consider notional exposure of its derivative investments when determining the percentage of its assets that are invested in non-U.S. issuers.
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The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency.
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The average credit quality for the Fund’s portfolio will be greater than or equal to “Ba” as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (“Fitch”). The Fund may invest up to 30% of its assets in U.S. and non-U.S. (including emerging markets) below-investment grade securities (i.e., high yield securities or junk bonds) (below “Baa” by Moody’s or the equivalent by S&P Global Ratings or Fitch). Mortgage- and asset-backed securities held by the Fund may include those backed by loans to subprime borrowers.
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The average dollar-weighted duration of the Fund normally varies between three and 10 years. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.
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The Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); and credit default swaps and currency swaps (investment purposes and hedging). The Fund may also use other types of derivative instruments, such as futures and options contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.
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The Sub-Advisers seek to accomplish the objectives of the Fund by implementing a long-term approach utilizing diversified strategies across all sectors of the global fixed income market.
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The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund. To the extent the Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.
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The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment techniques to identify securities it believes would be the most profitable to the Fund over the long-term while maintaining diversification and risk controls. The Adviser recommends sub-adviser selections to the Board of Directors of GuideStone Funds (“Board”) and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
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In accordance with the Adviser’s Christian values, the Fund does not invest in any company that is publicly recognized (as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”)) for offering products
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or services that are incompatible with the Christian values of GuideStone Financial Resources, including, but not limited to, those involving abortion, sexual immorality, alcohol, tobacco or gambling.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Fixed Income Securities Risk, Faith-Based Investing Risk, Market Risk, Below-Investment Grade Securities Risk, Credit Risk and Foreign Securities Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
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Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. Bonds rated below-investment grade involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund's value could be hurt by price declines due to actual or perceived changes in an issuer's ability to make such payments.
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Contingent Convertible Securities Risk: Contingent convertible securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. Investment in this particular type of bond may result in material losses to the Fund based on certain trigger events. The existence of these trigger events creates a different type of risk from traditional bonds and may more likely result in a partial or total loss of value or alternatively they may be converted into shares of the issuing company which may also have suffered a loss in value.
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Controlling Voting Interest Risk: In accordance with the GuideStone Funds Trust Instrument, GuideStone Financial Resources will, at all times, directly or indirectly own, control or hold with power to vote at least 60% of the outstanding shares of GuideStone Funds. This means that
GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
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Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction to which the Fund is party, may fail to pay interest or even principal due in a timely manner or at all.
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Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
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Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
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Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
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Emerging Markets Risk: When investing in emerging markets, the risks of investing in foreign securities is heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities
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markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, and Asia (excluding Japan).
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Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance. In evaluating an investment, the Adviser or Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the factors relevant to a particular investment.
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Fixed Income Securities Risk: The value of fixed income securities held by the Fund will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rates will increase with any increase in the duration of those securities. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Following a period of historically low interest rates, the U.S. Federal Reserve raised rates multiple times in an effort to combat inflation in the U.S. economy. Though the Federal Reserve has since lowered interest rates slightly, it is unclear if such lowering will continue. Very low or negative interest rates may impact the yield of the Fund’s investments in fixed income securities and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed income securities may not keep pace with inflation. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
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Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
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Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other series of GuideStone Funds (i.e., funds) that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
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Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a
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particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions, trade disputes or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
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Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
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Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
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Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
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U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of a broad-based securities market index, the Bloomberg Global Aggregate Index, during the same periods. In addition, the performance of the Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index, J.P. Morgan Emerging Markets Bond Index (EMBI) Plus and a composite index are provided.  The other securities market indexes show how the Fund’s performance compares with the returns of other securities market indexes that reflect market sectors in which the Fund invests, during the same periods.  The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of the three securities market indexes to reflect the market sectors in which the Fund invests, during the same periods. The performance of each index is shown
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for the same periods as shown for the performance of the Investor Class.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Returns years ended 12/31

Best Quarter:	7.40%	12/31/2023
Worst Quarter:	(8.59)%	3/31/2020

Average Annual Total Returns as of 12/31/24

	One Year	Five Years	Ten Years	Since Inception	Inception Date
Investor Class before taxes	0.40%	(1.29)%	1.07%	3.18%	12/29/2006
Investor Class after taxes on distributions(1)	(0.76)%	(2.05)%	(0.06)%	1.59%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.23%	(1.25)%	0.35%	1.81%
Institutional Class before taxes	0.65%	(1.00)%	N/A	1.21%	05/01/2015
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	(2.01)%	(1.92)%	2.11%	4.67%
Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses or taxes)	8.19%	4.20%	5.16%	6.41%
J.P. Morgan Emerging Markets Bond Index (EMBI) Plus (reflects no deduction for fees, expenses or taxes)	7.66%	(1.77)%	1.65%	3.92%
Composite Index (reflects no deduction for fees, expenses or taxes)	1.12%	(1.37)%	1.29%	3.34%
(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After tax returns are shown only for the Investor Class and after tax returns for the Institutional Class will vary.
(2)
Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
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Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC

Joshua Chastant Vice President – Portfolio Management	Since January 2024

Brandon Pizzurro President and Chief Investment Officer	Since April 2019
Sub-Advisers and Portfolio Managers
Loomis, Sayles & Company, L.P.
Matthew J. Eagan, CFA Portfolio Manager	Since June 2008
Brian P. Kennedy Portfolio Manager	Since May 2016

Neuberger Berman Investment Advisers LLC
Ashok K. Bhatia, CFA Managing Director, Chief Investment Officer and Global Head of Fixed Income	Since November 2019
David M. Brown, CFA Managing Director, Global Co-Head of Investment Grade, Co-Head of Multi-Sector Fixed Income and Senior Portfolio Manager	Since November 2019
Robert Dishner Managing Director and Senior Portfolio Manager	Since December 2024
Adam Grotzinger, CFA Managing Director and Senior Fixed Income Portfolio Manager	Since November 2019
Jon Jonsson(1) Managing Director and Senior Portfolio Manager	Since November 2019

(1)
Effective December 31, 2025, Jon Jonsson will retire and will no longer serve as a portfolio manager to the Fund.
Parametric Portfolio Associates LLC
Richard Fong, CFA Managing Director of Investment Strategy	Since May 2020
Zach Olsen, CFA Senior Portfolio Manager	Since May 2022

Western Asset Management Company, LLC
Gordon S. Brown Portfolio Manager	Since May 2014
Michael C. Buchanan Chief Investment Officer	Since September 2009
Ian R. Edmonds Portfolio Manager	Since December 2006
Annabel Rudebeck Deputy Chief Investment Officer	Since May 2017
Purchase and Sale of Fund Shares
Purchase of Fund Shares
Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply):
Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts (“IRAs”)	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100
Sale of Fund Shares
The Funds’ shares are redeemable, and may be redeemed on any business day, through our website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). (Purchases and redemptions by telephone are only permitted if you establish these options on your account.) You may also purchase or redeem shares of the Fund through certain other financial intermediaries. You may be charged a fee for effecting transactions through these financial intermediaries.
Tax Information
A Fund’s distributions are taxable to you as ordinary income or long-term capital gains, except when your investment in a Fund is made through a 403(b) plan, a 401(k) plan, an individual retirement account (IRA) or other tax-deferred arrangement, from which withdrawals may be taxed.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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